1	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF June 19, 2006

Dayrate
Rig Name	WD	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information**

Domestic Deepwater Semisubmersibles (7)
Ocean Quest	3,500’	GOM	Contracted	Noble	one year term + option	low 270’s	mid April 2006	mid April 2007	Available; actively marketing.
Ocean Star	5,500’	GOM	Contracted	Kerr-McGee	one year term + option	mid 170’s	mid Nov. 2005	mid Oct. 2006	One-year term extension with Kerr-McGee, plus option,** in mid 380’s beginning mid Oct. 2006 and ending mid Oct. 2007. Available; actively marketing.
Ocean America	5,500’	GOM	Contracted	Mariner	Mariner one year term	low 230’s	mid April 2006	mid April 2007	One year extension from Mariner in low 400’s beginning mid April 2007 and ending mid April 2008. Available; actively marketing.
Ocean Valiant	5,500’	GOM	Contracted	Kerr-McGee	one year term	low 300’s	mid Mar. 2006	mid Mar. 2007	One-year term extension with Kerr-McGee, plus option,** in mid 390’s beginning mid Mar. 2007 and ending mid Mar. 2008. Available; actively marketing.
Ocean Victory	5,500’	GOM	DODI	-	-	-	-	mid July 2006	Approximately 23 days maintenance. Two-year term extension with Murphy in mid 320’s beginning mid Nov. 2006 and ending mid Nov. 2008. Available; actively marketing.
Ocean Baroness	7,000’	GOM	Contracted	Amerada Hess	one year term	low 200’s	mid Nov. 2005	mid Nov. 2006	Three-year term extension with Amerada Hess, plus option,** in mid 360’s beginning mid Nov. 2006 and ending mid Nov. 2009. Available; actively marketing.
Ocean Confidence	7,500’	GOM	Contracted	BP	two year term plus option	low 280’s	early Jan. 2006	early Jan. 2008	Approximately 21 day survey beginning early July 2006. Available; actively marketing.
Domestic 2nd/3rd Generation Semisubmersibles (5)
Ocean New Era	1,500’	GOM	Contracted	Walter	225 day term	mid 130’s	mid Feb. 2006	late Dec. 2006	225 day term, plus option,** with Walter until early Aug.; followed by LOI for two short interim wells in mid 250’s beginning early Aug. and ending early Sept.; followed by remainder of 225 day term in mid 130’s ending late Dec. 2006. Available; actively marketing.
Ocean Voyager	2,000’	GOM	Contracted	Petrobras	one well	low 110’s	mid Mar. 2006	mid July 2006	Two wells, plus option,** with Amerada Hess in mid 120’s beginning mid July 2006 and ending late Oct. 2006; one well with Walter in low 80’s (transferred from prior Lexington contract) beginning mid Jan. 2007 and ending mid Feb. 2007. Available; actively marketing.
Ocean Concord	2,200’	GOM	DODI	-	-	-	-	late June 2006	Approximately 23 days maintenance beginning in late May; followed by one well with Kerr-McGee in mid 90’s beginning late June 2006 and ending early Aug.; followed by one well with Pogo (moved from Lexington) in low 200s beginning in early Aug. and ending in early Sept.; followed by remainder of 90-day term extension with Tana in low 130’s; followed by new 90-day term extension with Tana, plus option,** in low 170’s beginning early Nov.. and ending early Feb. 2007. Available; actively marketing.
Ocean Lexington	2,200’	GOM	Contracted	Walter	one well	low 60’s	late Mar. 2006	late June 2006	Approximately 30 prep in mid 260’s followed by approximately 75-day fully-paid mobe to Egypt for 36-month term LOI in mid 260’s ending mid June 2009. Available; actively marketing.
Ocean Saratoga	2,200’	GOM	Contracted	LLOG	three wells	low 110’s	mid Nov. 2005	late June 2006	Special survey and maintenance (approximately 150 days) beginning late June and ending late Oct.; followed by six-month extension, plus option,** in low 120’s with LLOG beginning in late Oct. 2006 and ending late April 2007. Available; actively marketing.

2	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF June 19, 2006

Dayrate
Rig Name	WD	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information**

Domestic Jackups (10)
Ocean Crusader	200’ MC	GOM	Contracted	Walter	three wells	low 80’s	mid May 2006	late July 2006	Available; actively marketing.
Ocean Drake	200’ MC	GOM	Contracted	Chevron	term contract	mid 110’s	late July 2005	late June 2006	Indexed term contract. Three-month term extension with Chevron, plus option,** beginning late June and ending late Sept. 2006; followed by six-month term extension plus option beginning late Sept. 2006 and ending late Mar. 2007. Available; actively marketing.
Ocean Champion	250’ IC	GOM	Contracted	Apache	two wells	mid 100’s	late May 2006	late Sept. 2006	Available; actively marketing.
Ocean Columbia	250’ IC	GOM	Contracted	Newfield	six month term + opt	low 100’s	early Feb. 2006	early Aug. 2006	One year term extension with Newfield in the low 120’s beginning early Aug. 2006 and ending early Aug. 2007. Available; actively marketing.
Ocean Spartan	300’ IC	GOM	Contracted	DODI	-	-	-	late June 2006	Approximately 21-days survey/maintenance in Q2 2006. Available; actively marketing.
Ocean King	300’ IC	GOM	Contracted	El Paso	one year term	mid 110’s	early Mar. 2006	early Mar. 2007	Available; actively marketing.
Ocean Nugget	300’ IC	GOM	Contracted	Hunt	one well	mid 130’s	mid June 2006	mid July 2006	Prep and mobe beginning mid July 2006 for 912-day LOI with Pemex in high 160’s beginning late Aug. 2006 and ending late Feb. 2009. Available; actively marketing.
Ocean Summit	300’ IC	GOM	Contracted	Chevron	six month term + opt	low 100’s	mid Feb. 2006	mid Aug. 2006	Approximately 26-day survey in July. Available; actively marketing.
Ocean Titan	350’ IC	GOM	Contracted	Dominion	six month term	high 70’s	early Feb. 2006	early Aug. 2006	Available; actively marketing.
Ocean Tower	350’ IC	GOM	Contracted	Chevron	two year term extension + option	mid 150’s	late April 2006	late April 2008	Indexed rate with floor in low 140’s and ceiling in low 200’s. Available; actively marketing.
International Semisubmersibles (16)
MEXICO
Ocean Ambassador	1,100’	GOM	Contracted	PEMEX	four year term work	mid 50’s	late July 2003	mid Dec. 2007	Available.
Ocean Whittington	1,500’	GOM	Contracted	PEMEX	four year term work	low 60’s	late July 2003	early Oct. 2006	Special survey and maintenance approximately 120-150 days beginning in early Oct. 2006 and ending in early Feb. 2007. Available.
Ocean Worker	3,500’	GOM	Contracted	PEMEX	four year term work	high 60’s	mid Aug. 2003	late July 2007	Available.
Ocean Yorktown	2,850’	GOM	Contracted	PEMEX	four year term work	mid 40’s	late Oct. 2003	mid July 2007	Available.
NORTH SEA
Ocean Nomad	1,200’	North Sea	Contracted	Talisman	one year	high 150’s	early Feb. 2006	early Feb. 2007	18-month extension with Talisman in mid 280’s beginning early Feb. 2007 and ending early Aug. 2008; followed by LOI for two-year term in mid 330’s beginning early Aug. 2008 and ending early Aug. 2010. Available; actively marketing.
Ocean Guardian	1,500’	North Sea	Contracted	Shell	one year	low 160’s	late Mar. 2006	late Mar. 2007	Available; actively marketing.
Ocean Princess	1,500’	North Sea	Contracted	Talisman	two year extension	low 150’s	late Dec. 2005	late Jan. 2008	Extension to include approximately 45-day survey and maintenance beginning mid May 2006 and ending mid June 2006; followed by LOI for two-year term in mid 330’s beginning late Jan. 2008 and ending late Jan. 2010. Available; actively marketing.
Ocean Vanguard	1,500’	North Sea	Contracted	Statoil	term	low 140’s	late May 2005	mid Oct. 2006	Two six-month priced options with Statoil exercised in mid 160’s beginning mid Oct. 2006 and ending mid Oct. 2007. One six-month option priced in mid 160’s remains. Available; actively marketing.

3	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF June 19, 2006

Dayrate
Rig Name	WD	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information**

AUSTRALASIA
Ocean Bounty	1,500’	Australia	Contracted	Santos	one assignment well from Coogee	mid 230’s	early May 2006	mid June 2006	Two wells with Santos in mid 90’s beginning mid June and ending early Sept.; followed by four wells in high 90’s with Woodside beginning early Sept. 2006 and ending early Mar. 2007; followed by four well extension priced in low 100’s beginning early Mar. 2007 and ending late Sept. 2007; followed by one-year term with Woodside in low 350’s beginning late Sept. 2007 and ending late Oct. 2008. Available; actively marketing.
Ocean Patriot	1,500’	Australia	Contracted	Anzon	third and fourth wells	low 140’s	late Mar. 2006	late June 2006	One exercised assignment option well from Apache with Nexus in high 70’s beginning late June and ending mid Sept. 2006; followed by one well with Tap Oil in upper 70’s beginning mid Sept. and ending late Oct. 2006; followed by last option well exercised with Anzon in low 350’s beginning late Oct. 2006 and ending late Nov. 2006; followed by four wells, plus option,** with NZOP in low 100’s, beginning late Nov. 2006 and ending mid May 2007; followed by LOI for one-year term in mid 370’s beginning in mid May 2007 and ending in mid May 2008. Available; actively marketing.
Ocean Epoch	1,640’	Malaysia	Contracted	Shell	term program	mid 220’s	early April 2006	early Nov. 2006	LOI for 12-well program in mid 220’s beginning early Nov. 2006 and ending early Dec. 2007. Available; actively marketing.
Ocean General	1,640’	Vietnam	Contracted	Premier	one well	high 70’s	late April	mid June 2006	One extension well with Premier in mid 150’s beginning mid June and ending late July; followed by one assignment well with Idemitsu Vietnam in mid 170’s beginning late July and ending early Sept. 2006; followed by approximately 10-day survey and maintenance; followed by three wells with Inpex in mid 130’s beginning mid Sept. 2006 and ending early April 2007; followed by two additional wells with Inpex in 170’s beginning early April 2007 and ending early Aug. 2007. Available; actively marketing.
Ocean Rover	7,000’	Malaysia	Contracted	Murphy	950 day extension	mid 170’s	late June 2005	mid Jan. 2008	Available; actively marketing.
BRAZIL
Ocean Yatzy	3,300’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 110’s	early Oct. 2005	early Oct. 2009	Approximately 34-day survey and maintenance in Q2 2006. Available.
Ocean Winner	3,500’	Brazil	Contracted	Petrobras	700 day extension	low 110’s	mid Mar. 2006	mid Mar. 2010	Available.
Ocean Alliance	5,000’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 150’s	early Sept. 2005	early Sept. 2009	Available.
International Drillships (1)
Ocean Clipper	7,500’	Brazil	Contracted	Petrobras	five year extension plus potential bonus	low 180’s	mid Dec. 2005	mid Dec. 2010	Available.

4	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF June 19, 2006

Dayrate
Rig Name	WD	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information**

International Jackups (3)
Ocean Spur	300’ IC	Tunisia	Contracted	Soco Tunisia	one year term	mid 120’s	mid March 2006	mid March 2007	LOI for 180-day term in mid 160’s in Egypt beginning mid Mar. 2007 and ending mid Sept. 2007. Available; actively marketing.
Ocean Sovereign	300’ IC	Indonesia	Contracted	Santos	two wells	mid 70’s	early April 2006	early July 2006	Two assignment wells with Anadarko in mid 80’s beginning early July and ending late Aug.; followed by approximately 18-day survey ending mid Sept. 2006; followed by second of two wells with Amerada Hess in mid 80’s beginning mid Sept. and ending early Oct.; followed by 18-month term with Kodeco in mid 90’s beginning early Oct. 2006 and ending late Mar. 2008. Available; actively marketing.
Ocean Heritage	300’ IC	Qatar	Contracted	Maersk	one year term	low 140’s	early May 2006	mid June 2007	Program to include approximately 45 day special survey and maintenance beginning early Oct. 2006 and ending mid Nov. 2006). Available; actively marketing.
Upgrade (2)
Ocean Endeavor	2,000’	Shipyard	Upgrading	DODI	-	-	-	-	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion early 2007; followed by commissioning beginning early Mar. 2007; followed by four year term with Devon in low 250’s. Available; actively marketing.
Ocean Monarch	2,200’	GOM	Preparing to mobilize to Singapore	DODI	-	-	-	-	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion, including commissioning, fourth quarter 2008. Available; actively marketing.
Rigs Under Construction (2)
Ocean Shield	350’ IC	Shipyard	-	-	-	-	-	-	Singapore shipyard, estimated completion Q1 2008. Available; actively marketing.
Ocean Scepter	350’ IC	Shipyard	-	-	-	-	-	-	Brownsville shipyard, estimated completion Q1 2008. Available; actively marketing.
NOTES:

*	Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. **An LOI is subject to customary conditions, including the execution of a definitive agreement and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms and conditions unless otherwise indicated. Indexed contracts generally reprice every 30 days. GOM = Gulf of Mexico

Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget, “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statement include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward- looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.